                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                               _________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                               DECEMBER 16, 1998
                               -----------------

                Date of Report (Date of Earliest Event Reported)

                                   DVI, INC.
                                   ---------

             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                     0-16271                 22-2722773
-------------------------------        -------                 ----------
(State or Other Jurisdiction         (Commission               (IRS Employer
of Incorporation)                     File No.)             Identification No.)


                 500 HYDE PARK, DOYLESTOWN, PENNSYLVANIA 18901
                 ---------------------------------------------
               (Address of Principal Executive Office)(Zip Code)


                                 (215) 345-6600
                                 --------------
              (Registrant's Telephone Number, Including Area Code)
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Item 5.  OTHER EVENT.
         ------------

     On December 23, 1998, DVI, Inc. (the "Registrant") completed an underwritten public offering (the "Debt Offering") under its existing shelf registration statement (File No. 333-50895) of $55,000,000 aggregate principal amount of 9 7/8% Senior Notes due 2004 (the "Notes"). Net proceeds from the Debt Offering will be used to repay certain indebtedness of the Registrant, to fund growth, including increasing the amount of equipment and medical receivables loans the Registrant can fund, to develop international operations and new financing services and for other working capital needs and general corporate purposes.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         -------------------------------------------------------------------

      Financial Statements.

        None.

      Pro Forma Financial Information.

        None.

      Exhibits.

     1.1 Underwriting Agreement, dated December 16, 1998 by and among Prudential Securities Incorporated, Piper Jaffray Inc., Libra Investments, Inc. and Fleet Securities, Inc.

     4.1 Indenture for Debt Securities, dated January 27, 1997 between the Registrant and U.S. Bank Trust National Association, as successor to First Trust National Association (incorporated by reference to the Registrant's Registration Statement on Form S-3 (File No. 333-50895), as filed with the Securities and Exchange Commission on April 24,
           1998).

     4.2 Supplemental Indenture, dated December 23, 1998 between the Registrant and U.S. Bank Trust National Association, as successor to First Trust National Association.

     4.3   Global Note representing $55,000,000 of 9 7/8% Senior Notes due 2004.

     5.1   Opinion of Rogers & Wells LLP.

     23.1  Consent of Rogers & Wells LLP (included as part of Exhibit 5.1).

     23.2  Consent of Deloitte & Touche LLP.

                                       2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           DVI, INC.



                                            By: /s/ John P. Boyle
                                                ---------------------------
                                            Name:  John P. Boyle
                                            Title: Vice President and
                                                   Chief Accounting Officer
Date: December 23, 1998

                                       3
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                                 EXHIBIT INDEX

Exhibit
-------

     1.1 Underwriting Agreement dated December 16, 1998 by and among Prudential Securities Incorporated, Piper Jaffray Inc., Libra Investments, Inc. and Fleet Securities, Inc.

     4.1 Indenture for Debt Securities, dated January 27, 1997 between the Registrant and U.S. Bank Trust National Association, as successor to First Trust National Association (incorporated by reference to the Registrant's Registration Statement on Form S-3 (File No. 333-50895), as filed with the Securities and Exchange Commission on April 24,
          1998).

     4.2 Supplemental Indenture dated December 23, 1998 between the Registrant and U.S. Bank Trust National Association, as successor to First Trust National Association.

     4.3  Global Note representing $55,000,000 of 9 7/8% Senior Notes due 2004.

     5.1  Opinion of Rogers & Wells LLP.

    23.1  Consent of Rogers & Wells LLP (included as part of Exhibit 5.1).

    23.2  Consent of Deloitte & Touche LLP.

                                       4